LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                       LOOMIS SAYLES SMALL CAP GROWTH FUND
                       LOOMIS SAYLES SMALL CAP VALUE FUND
                      LOOMIS SAYLES TAX-MANAGED EQUITY FUND
                            LOOMIS SAYLES VALUE FUND
                          LOOMIS SAYLES WORLDWIDE FUND

     Supplement dated July 22, 2005 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2005, as may be supplemented from time to time

THE THIRD PARAGRAPH IN THE SUB-SECTION "DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES" WITHIN THE "MANAGEMENT" SECTION OF THE PROSPECTUS IS AMENDED AND RESTATED AS FOLLOWS:

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.


                                                                 M-LSSPDPEQ-0705